                                                                      Exhibit 99

                            Global Structured Finance

                             BoAALT 2004-09 Group 1
                           30YR CB Non-Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $95,674,440.51
Loan Count: 743
Cut-off Date: 2004-09-01
Avg. Loan Balance: $128,767.75
Avg. Orig. Balance: $128,842.80
W.A. FICO*: 738
W.A. Orig. LTV: 69.55%
W.A. Cut-Off LTV: 69.51%
W.A. Gross Coupon: 6.4500%
W.A. Net Coupon: 6.1895%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 10.73%
% over 100 COLTV: 0.00%
% with PMI: 10.79%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.78%
W.A. MI Adjusted LTV: 67.22%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.36%
% Conforming: 100.00%

* FICO not available for 5 loans, or 0.6% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------
Original Balance    Percent
---------------------------
<= 50,000             3.27%
---------------------------
50,001 - 150,000     42.10
---------------------------
150,001 - 250,000    31.93
---------------------------
250,001 - 350,000    15.21
---------------------------
350,001 - 450,000     6.00
---------------------------
450,001 - 550,000     1.50
---------------------------
Total:              100.00%
---------------------------

Average: $128,842.80
Lowest: $17,500.00
Highest: $516,300.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
<= 50,000             3.27%
---------------------------
50,001 - 150,000     42.10
---------------------------
150,001 - 250,000    31.93
---------------------------
250,001 - 350,000    15.21
---------------------------
350,001 - 450,000     6.00
---------------------------
450,001 - 550,000     1.50
---------------------------
Total:              100.00%
---------------------------

Average: $128,767.75
Lowest: $17,484.93
Highest: $515,821.79

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED     98.89%
----------------------
25 YR FIXED      1.11
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
5.501 - 5.625     0.26%
-----------------------
5.626 - 5.750     1.26
-----------------------
5.751 - 5.875     2.13
-----------------------
5.876 - 6.000     4.42
-----------------------
6.001 - 6.125     3.96
-----------------------
6.126 - 6.250    11.77
-----------------------
6.251 - 6.375    20.44
-----------------------
6.376 - 6.500    24.48
-----------------------
6.501 - 6.625    14.85
-----------------------
6.626 - 6.750    12.23
-----------------------
6.751 - 6.875     3.36
-----------------------
6.876 - 7.000     0.47
-----------------------
7.001 - 7.125     0.15
-----------------------
7.251 - 7.375     0.22
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.450
Lowest: 5.625
Highest: 7.375

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        3.96%
----------------------
750 - 799       43.49
----------------------
700 - 749       30.54
----------------------
650 - 699       17.59
----------------------
600 - 649        3.87
----------------------
N/A              0.55
----------------------
Total:         100.00%
----------------------

W.A.: 738
Lowest: 601
Highest: 833

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               50.54%
-----------------------------
Refinance-Cashout      38.46
-----------------------------
Refinance-Rate/Term    10.99
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              53.98%
-----------------------
2-Family         14.08
-----------------------
Condo            11.67
-----------------------
4-Family          6.99
-----------------------
PUD Detach        5.19
-----------------------
3-Family          3.84
-----------------------
PUD Attach        2.75
-----------------------
Townhouse         1.03
-----------------------
Condotel          0.47
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E               12.39%
--------------------------
2055IE              13.91
--------------------------
2065                 0.05
--------------------------
AVM                 14.27
--------------------------
FULL                59.33
--------------------------
Tax Assessment       0.05
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

------------------------
Documentation    Percent
------------------------
Reduced           65.96%
------------------------
Standard          24.66
------------------------
Stated             7.07
------------------------
No Ratio           1.06
------------------------
Rapid              0.69
------------------------
All Ready Home     0.55
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor            96.38%
--------------------------
Secondary            3.62
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             89.21%
-----------------------

-----------------------
UGIC              3.03
-----------------------
GEMIC             1.83
-----------------------
RGIC              1.81
-----------------------
PMIC              1.66
-----------------------
RMIC              1.21
-----------------------
TGIC              0.77
-----------------------
MGIC              0.48
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    35.67%
--------------------
Florida       15.50
--------------------
Virginia       4.56
--------------------
Texas          3.70
--------------------
Georgia        3.26
--------------------
Other         37.32
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    37.21%
-----------------------------
Southern California    62.79
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
92103        2.36%
------------------

------------------
90805        0.88
------------------
33315        0.77
------------------
96003        0.67
------------------
90815        0.67
------------------
Other       94.64
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
300               1.11%
-----------------------
360              98.89
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.3 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  1.11%
--------------------------------
355 - 360                 98.89
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.8 months
Lowest: 299 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  44.76%
-------------------------
1 - 6              55.24
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.60%
-----------------------
20.01 - 25.00     0.76
-----------------------
25.01 - 30.00     1.46
-----------------------
30.01 - 35.00     1.39
-----------------------
35.01 - 40.00     2.39
-----------------------
40.01 - 45.00     1.56
-----------------------
45.01 - 50.00     3.65
-----------------------
50.01 - 55.00     4.92
-----------------------
55.01 - 60.00     5.44
-----------------------
60.01 - 65.00     6.08
-----------------------
65.01 - 70.00    17.13
-----------------------
70.01 - 75.00    12.96
-----------------------
75.01 - 80.00    30.93
-----------------------
80.01 - 85.00     1.19
-----------------------
85.01 - 90.00     9.28
-----------------------
90.01 - 95.00     0.25
-----------------------
Total:          100.00%
-----------------------

W.A.: 69.55%
Lowest: 13.31%
Highest: 95.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.60%
-----------------------
20.01 - 25.00     0.76
-----------------------
25.01 - 30.00     1.46
-----------------------
30.01 - 35.00     1.41
-----------------------
35.01 - 40.00     2.37
-----------------------
40.01 - 45.00     1.56
-----------------------
45.01 - 50.00     3.65
-----------------------
50.01 - 55.00     5.12
-----------------------
55.01 - 60.00     5.24
-----------------------

-----------------------
60.01 - 65.00     6.08
-----------------------
65.01 - 70.00    17.13
-----------------------
70.01 - 75.00    12.96
-----------------------
75.01 - 80.00    30.93
-----------------------
80.01 - 85.00     1.19
-----------------------
85.01 - 90.00     9.28
-----------------------
90.01 - 95.0      0.25
-----------------------
Total:          100.00%
-----------------------

W.A.: 69.51%
Lowest: 13.31%
Highest: 94.85%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                             BoAALT 2004-09 Group 2
                             30YR CB Owner Occupied
                           Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $86,188,223.68
Loan Count: 569
Cut-off Date: 2004-09-01
Avg. Loan Balance: $151,473.15
Avg. Orig. Balance: $151,581.16
W.A. FICO*: 731
W.A. Orig. LTV: 79.47%
W.A. Cut-Off LTV: 79.41%
W.A. Gross Coupon: 6.4671%
W.A. Net Coupon: 6.2066%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 18.96%
% over 100 COLTV: 3.97%
% with PMI: 18.96%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 28.61%
W.A. MI Adjusted LTV: 74.20%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.77%
% Conforming: 100.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------
Original Balance    Percent
---------------------------
<= 50,000             0.65%
---------------------------
50,001 - 150,000     38.37
---------------------------
150,001 - 250,000    38.36
---------------------------
250,001 - 350,000    20.61
---------------------------
350,001 - 450,000     1.31
---------------------------
550,001 - 650,000     0.70
---------------------------
Total:              100.00%
---------------------------

Average: $151,581.16
Lowest: $15,347.00
Highest: $600,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
<= 50,000             0.65%
---------------------------
50,001 - 150,000     38.37
---------------------------
150,001 - 250,000    38.36
---------------------------
250,001 - 350,000    20.61
---------------------------
350,001 - 450,000     1.31
---------------------------
550,001 - 650,000     0.70
---------------------------
Total:              100.00%
---------------------------

Average: $151,473.15
Lowest: $15,333.78
Highest: $599,430.69

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED     99.65%
----------------------
20 YR FIXED      0.35
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
5.501 - 5.625     0.16%
-----------------------
5.626 - 5.750     1.00
-----------------------
5.751 - 5.875     1.17
-----------------------
5.876 - 6.000     2.44
-----------------------
6.001 - 6.125     3.14
-----------------------
6.126 - 6.250    14.91
-----------------------
6.251 - 6.375    22.15
-----------------------
6.376 - 6.500    24.21
-----------------------
6.501 - 6.625    13.49
-----------------------
6.626 - 6.750     9.71
-----------------------
6.751 - 6.875     6.27
-----------------------
6.876 - 7.000     0.84
-----------------------
7.001 - 7.125     0.35
-----------------------
7.126 - 7.250     0.16
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.467
Lowest: 5.625
Highest: 7.250

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        2.67%
----------------------
750 - 799       29.91
----------------------
700 - 749       44.88
----------------------
650 - 699       22.15
----------------------
600 - 649        0.39
----------------------
Total:         100.00%
----------------------

W.A.: 731
Lowest: 640
Highest: 820

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               78.52%
-----------------------------
Refinance-Cashout      13.68
-----------------------------
Refinance-Rate/Term     7.80
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              66.62%
-----------------------
PUD Detach       13.86
-----------------------
Condo             7.67
-----------------------
PUD Attach        6.23
-----------------------
2-Family          2.40
-----------------------
4-Family          1.29
-----------------------
Townhouse         1.04
-----------------------
3-Family          0.90
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E                2.29%
--------------------------

--------------------------
2055IE               6.78
--------------------------
2065                 0.35
--------------------------
AVM                  0.57
--------------------------
FULL                90.01
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

-----------------------
Documentation   Percent
-----------------------
Standard         59.89%
-----------------------
Stated           32.93
-----------------------
No Ratio          6.48
-----------------------
Rapid             0.39
-----------------------
Reduced           0.32
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary            100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             81.04%
-----------------------
UGIC             10.10
-----------------------
PMIC              2.65
-----------------------
RGIC              2.19
-----------------------
RMIC              1.64
-----------------------
GEMIC             0.99
-----------------------

-----------------------
TGIC              0.89
-----------------------
MGIC              0.50
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    18.66%
--------------------
Florida       10.69
--------------------
Texas          7.87
--------------------
Maryland       5.49
--------------------
Georgia        5.32
--------------------
Other         51.97
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    12.10%
-----------------------------
Southern California    87.90
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
92083        0.77%
------------------
90042        0.73
------------------
30308        0.70
------------------
20659        0.59
------------------
30043        0.53
------------------
Other       96.68
------------------

------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
240               0.35%
-----------------------
360              99.65
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.6 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.35%
--------------------------------
355 - 360                 99.65
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.9 months
Lowest: 239 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  34.33%
-------------------------
1 - 6              65.67
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

25. OLTV

------------------------
OLTV             Percent
------------------------
25.01 - 30.00      0.35%
------------------------
30.01 - 35.00      0.74
------------------------

------------------------
35.01 - 40.00      0.97
------------------------
40.01 - 45.00      0.82
------------------------
45.01 - 50.00      0.91
------------------------
50.01 - 55.00      1.76
------------------------
55.01 - 60.00      1.35
------------------------
60.01 - 65.00      2.14
------------------------
65.01 - 70.00      2.65
------------------------
70.01 - 75.00      3.82
------------------------
75.01 - 80.00     65.52
------------------------
80.01 - 85.00      1.28
------------------------
85.01 - 90.00      6.87
------------------------
90.01 - 95.00      0.87
------------------------
95.01 - 100.00     5.97
------------------------
>= 100.01          3.97
------------------------
Total:           100.00%
------------------------

W.A.: 79.47%
Lowest: 28.07%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

------------------------
Cut-Off LTV      Percent
------------------------
25.01 - 30.00      0.35%
------------------------
30.01 - 35.00      0.74
------------------------
35.01 - 40.00      0.97
------------------------
40.01 - 45.00      0.82
------------------------
45.01 - 50.00      0.91
------------------------
50.01 - 55.00      1.76
------------------------
55.01 - 60.00      1.35
------------------------
60.01 - 65.00      2.14
------------------------
65.01 - 70.00      2.65
------------------------
70.01 - 75.00      3.82
------------------------
75.01 - 80.00     65.52
------------------------
80.01 - 85.00      1.28
------------------------

------------------------
85.01 - 90.00      6.87
------------------------
90.01 - 95.00      0.87
------------------------
95.01 - 100.00     5.97
------------------------
>= 100.01          3.97
------------------------
Total:           100.00%
------------------------

W.A.: 79.41%
Lowest: 28.05%
Highest: 103.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-09 Group 3
                                     30YR NC
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $59,163,202.66
Loan Count: 114
Cut-off Date: 2004-09-01
Avg. Loan Balance: $518,975.46
Avg. Orig. Balance: $520,265.23
W.A. FICO*: 731
W.A. Orig. LTV: 69.00%
W.A. Cut-Off LTV: 68.83%
W.A. Gross Coupon: 6.6197%
W.A. Net Coupon: 6.3592%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 3.28%
% over 100 COLTV: 1.98%
% with PMI: 3.28%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 28.36%
W.A. MI Adjusted LTV: 67.91%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.39%
% Conforming: 0.00%

* FICO not available for 4 loans, or 4.4% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         8.14%
-------------------------------
350,001 - 450,000        30.21
-------------------------------
450,001 - 550,000        20.00
-------------------------------
550,001 - 650,000        10.08
-------------------------------
650,001 - 750,000         9.56
-------------------------------
750,001 - 850,000         5.30
-------------------------------
850,001 - 950,000         3.01
-------------------------------

-------------------------------
950,001 - 1,050,000       6.73
-------------------------------
1,050,001 - 1,150,000     1.91
-------------------------------
1,450,001 - 1,550,000     5.06
-------------------------------
Total:                  100.00%
-------------------------------
Average: $520,265.23
Lowest: $334,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         8.14%
-------------------------------
350,001 - 450,000        30.21
-------------------------------
450,001 - 550,000        20.83
-------------------------------
550,001 - 650,000         9.25
-------------------------------
650,001 - 750,000         9.56
-------------------------------
750,001 - 850,000         5.30
-------------------------------
850,001 - 950,000         3.01
-------------------------------
950,001 - 1,050,000       6.73
-------------------------------
1,050,001 - 1,150,000     1.91
-------------------------------
1,450,001 - 1,550,000     5.06
-------------------------------
Total:                  100.00%
-------------------------------

Average: $518,975.46
Lowest: $334,000.00
Highest: $1,498,576.74

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED     99.23%
----------------------
20 YR FIXED      0.77
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
5.501 - 5.625     2.53%
-----------------------
5.626 - 5.750     0.68
-----------------------
5.751 - 5.875     1.56
-----------------------
5.876 - 6.000     2.57
-----------------------
6.001 - 6.125     1.68
-----------------------
6.126 - 6.250     8.83
-----------------------
6.251 - 6.375    14.46
-----------------------
6.376 - 6.500    15.90
-----------------------
6.501 - 6.625    17.16
-----------------------
6.626 - 6.750    16.32
-----------------------
6.751 - 6.875     7.02
-----------------------
6.876 - 7.000     0.67
-----------------------
7.001 - 7.125     0.74
-----------------------
7.126 - 7.250     1.84
-----------------------
7.251 - 7.375     0.99
-----------------------
7.376 - 7.500     0.72
-----------------------
7.501 - 7.625     2.10
-----------------------
7.751 - 7.875     1.10
-----------------------
8.001 - 8.125     3.13
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.620
Lowest: 5.625
Highest: 8.125

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.71%
----------------------
750 - 799       31.08
----------------------
700 - 749       34.96
----------------------
650 - 699       22.95
----------------------
600 - 649        1.86
----------------------
N/A              4.44
----------------------
Total:         100.00%
----------------------

W.A.: 731
Lowest: 613
Highest: 814

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               58.90%
-----------------------------
Refinance-Cashout      25.31
-----------------------------
Refinance-Rate/Term    15.80
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              67.87%
-----------------------

-----------------------
PUD Detach       16.05
-----------------------
Condo             8.67
-----------------------
2-Family          2.94
-----------------------
3-Family          2.31
-----------------------
4-Family          1.54
-----------------------
Condotel          0.63
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055IE               0.82%
--------------------------
FULL                99.18
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

-----------------------
Documentation   Percent
-----------------------
Stated           47.83%
-----------------------
Standard         30.68
-----------------------
No Ratio         17.11
-----------------------
Rapid             4.37
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             79.62%
--------------------------
Investor            12.66
--------------------------
Secondary            7.72
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             96.72%
-----------------------
UGIC              1.98
-----------------------
RMIC              1.30
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    57.91%
--------------------
Florida       15.07
--------------------
Illinois       4.36
--------------------
Maryland       2.93
--------------------
Texas          2.49
--------------------
Other         17.24
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    36.30%
-----------------------------
Southern California    63.70
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
92103        3.39%
------------------

------------------
94117        2.53
------------------
90024        2.53
------------------
34102        1.70
------------------
11557        1.69
------------------
Other       88.16
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.37%
---------------------------
1                     0.63
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------

---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
240               0.77%
-----------------------
360              99.23
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.1 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.77%
--------------------------------
355 - 360                 99.23
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 357.8 months
Lowest: 238 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  10.65%
-------------------------
1 - 6              89.35
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.3 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

-----------------------
OLTV            Percent
-----------------------
25.01 - 30.00     1.70%
-----------------------
40.01 - 45.00     4.56
-----------------------
45.01 - 50.00     6.88
-----------------------
50.01 - 55.00     3.43
-----------------------
55.01 - 60.00    10.06
-----------------------
60.01 - 65.00     8.89
-----------------------
65.01 - 70.00     8.32
-----------------------
70.01 - 75.00    16.37
-----------------------
75.01 - 80.00    36.51
-----------------------
80.01 - 85.00     0.68
-----------------------
85.01 - 90.00     0.63
-----------------------
>= 100.01         1.98
-----------------------
Total:          100.00%
-----------------------

W.A.: 69.00%
Lowest: 28.30%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
25.01 - 30.00     1.70%
-----------------------
40.01 - 45.00     4.56
-----------------------
45.01 - 50.00     6.88
-----------------------
50.01 - 55.00     3.43
-----------------------
55.01 - 60.00    10.06
-----------------------
60.01 - 65.00     8.89
-----------------------
65.01 - 70.00     9.15
-----------------------
70.01 - 75.00    16.37
-----------------------
75.01 - 80.00    35.68
-----------------------
80.01 - 85.00     0.68
-----------------------
85.01 - 90.00     0.63
-----------------------
>= 100.01         1.98
-----------------------

-----------------------
Total:          100.00%
-----------------------

W.A.: 68.83%
Lowest: 28.28%
Highest: 102.91%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                             BoAALT 2004-09 Group 4
                                      15YR
                           Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $47,858,276.49
Loan Count: 417
Cut-off Date: 2004-09-01
Avg. Loan Balance: $114,768.05
Avg. Orig. Balance: $115,039.49
W.A. FICO*: 735
W.A. Orig. LTV: 63.60%
W.A. Cut-Off LTV: 63.46%
W.A. Gross Coupon: 5.8414%
W.A. Net Coupon: 5.5809%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 6.02%
% over 100 COLTV: 0.00%
% with PMI: 6.02%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 13.53%
W.A. MI Adjusted LTV: 62.73%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.39%
% Conforming: 95.28%

* FICO not available for 2 loans, or 0.4% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------
Original Balance    Percent
---------------------------
<= 50,000             6.08%
---------------------------
50,001 - 150,000     46.63
---------------------------
150,001 - 250,000    22.89
---------------------------
250,001 - 350,000    18.11
---------------------------
350,001 - 450,000     4.16
---------------------------
450,001 - 550,000     0.99
---------------------------
550,001 - 650,000     1.15
---------------------------

---------------------------
Total:              100.00%
---------------------------

Average: $115,039.49
Lowest: $10,000.00
Highest: $562,200.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
<= 50,000             6.39%
---------------------------
50,001 - 150,000     46.32
---------------------------
150,001 - 250,000    22.89
---------------------------
250,001 - 350,000    18.11
---------------------------
350,001 - 450,000     4.16
---------------------------
450,001 - 550,000     2.14
---------------------------
Total:              100.00%
---------------------------

Average: $114,768.05
Lowest: $10,000.00
Highest: $548,355.50

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR FIXED     99.36%
----------------------
10 YR FIXED      0.64
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.251 - 4.375     0.74%
-----------------------
4.626 - 4.750     0.29
-----------------------
4.751 - 4.875     1.34
-----------------------
4.876 - 5.000     0.42
-----------------------
5.126 - 5.250     1.68
-----------------------
5.251 - 5.375     3.33
-----------------------
5.376 - 5.500     7.24
-----------------------
5.501 - 5.625     9.17
-----------------------
5.626 - 5.750    16.72
-----------------------
5.751 - 5.875    21.11
-----------------------
5.876 - 6.000    15.16
-----------------------
6.001 - 6.125    11.65
-----------------------
6.126 - 6.250     8.71
-----------------------
6.251 - 6.375     1.16
-----------------------
6.376 - 6.500     0.53
-----------------------
6.501 - 6.625     0.49
-----------------------
6.626 - 6.750     0.07
-----------------------
6.751 - 6.875     0.19
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.841
Lowest: 4.375
Highest: 6.875

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.97%
----------------------
750 - 799       35.80
----------------------
700 - 749       37.15
----------------------
650 - 699       19.18
----------------------

----------------------
600 - 649        2.52
----------------------
N/A              0.38
----------------------
Total:         100.00%
----------------------

W.A.: 735
Lowest: 624
Highest: 823

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Cashout      38.69%
-----------------------------
Purchase               33.17
-----------------------------
Refinance-Rate/Term    27.91
-----------------------------
Cons/Perm               0.24
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              60.45%
-----------------------
2-Family         15.17
-----------------------
Condo             8.21
-----------------------
PUD Detach        7.95
-----------------------
3-Family          4.10
-----------------------
4-Family          2.65
-----------------------
PUD Attach        0.92
-----------------------

-----------------------
Townhouse         0.54
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E               10.39%
--------------------------
2055IE               8.90
--------------------------
2065                 0.68
--------------------------
AVM                 19.02
--------------------------
FULL                60.74
--------------------------
Tax Assessment       0.28
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

------------------------
Documentation    Percent
------------------------
Reduced           51.59%
------------------------
Standard          21.92
------------------------
Stated            21.40
------------------------
No Ratio           4.58
------------------------
All Ready Home     0.27
------------------------
Rapid              0.24
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor            74.36%
--------------------------
Primary             23.40
--------------------------
Secondary            2.25
--------------------------

--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             93.98%
-----------------------
UGIC              1.59
-----------------------
RGIC              0.97
-----------------------
TGIC              0.85
-----------------------
RMIC              0.69
-----------------------
GEMIC             0.68
-----------------------
PMIC              0.64
-----------------------
MGIC              0.59
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

------------------------
State            Percent
------------------------
California        34.70%
------------------------
Florida           15.29
------------------------
Texas              7.23
------------------------
Georgia            3.32
------------------------
North Carolina     3.23
------------------------
Other             36.23
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    21.94%
-----------------------------
Southern California    78.06
-----------------------------

-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
91108        1.39%
------------------
11420        1.39
------------------
32003        1.16
------------------
32541        1.15
------------------
78617        1.14
------------------
Other       93.78
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.92%
---------------------------
1                     0.08
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------

--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
120               0.64%
-----------------------
180              99.36
-----------------------
Total:          100.00%
-----------------------

W.A.: 179.6 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  0.64%
--------------------------------
175 - 180                 99.36
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 179.0 months
Lowest: 119 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------

-------------------------
0                  48.77%
-------------------------
1 - 6              51.23
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

25. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.55%
-----------------------
20.01 - 25.00     2.29
-----------------------
25.01 - 30.00     4.29
-----------------------
30.01 - 35.00     3.27
-----------------------
35.01 - 40.00     3.78
-----------------------
40.01 - 45.00     4.52
-----------------------
45.01 - 50.00     3.97
-----------------------
50.01 - 55.00     4.79
-----------------------
55.01 - 60.00     8.47
-----------------------
60.01 - 65.00     6.90
-----------------------
65.01 - 70.00    13.11
-----------------------
70.01 - 75.00    12.89
-----------------------
75.01 - 80.00    25.16
-----------------------
80.01 - 85.00     0.71
-----------------------
85.01 - 90.00     4.27
-----------------------
90.01 - 95.00     1.04
-----------------------
Total:          100.00%
-----------------------

W.A.: 63.60%
Lowest: 16.46%
Highest: 95.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------

-----------------------
<= 20.00          0.55%
-----------------------
20.01 - 25.00     2.29
-----------------------
25.01 - 30.00     4.29
-----------------------
30.01 - 35.00     3.27
-----------------------
35.01 - 40.00     3.78
-----------------------
40.01 - 45.00     4.52
-----------------------
45.01 - 50.00     3.97
-----------------------
50.01 - 55.00     5.22
-----------------------
55.01 - 60.00     8.03
-----------------------
60.01 - 65.00     7.37
-----------------------
65.01 - 70.00    12.64
-----------------------
70.01 - 75.00    13.15
-----------------------
75.01 - 80.00    24.91
-----------------------
80.01 - 85.00     0.71
-----------------------
85.01 - 90.00     4.27
-----------------------
90.01 - 95.00     1.04
-----------------------
Total:          100.00%
-----------------------

W.A.: 63.46%
Lowest: 16.41%
Highest: 94.66%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                                 BoAALT 2004-09
                            30 Yr Crossed Fixed Rate
                           Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $241,025,866.85
Loan Count: 1,426
Cut-off Date: 2004-09-01
Avg. Loan Balance: $169,022.35
Avg. Orig. Balance: $169,207.65
W.A. FICO*: 734
W.A. Orig. LTV: 72.96%
W.A. Cut-Off LTV: 72.88%
W.A. Gross Coupon: 6.4978%
W.A. Net Coupon: 6.2373%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 11.84%
% over 100 COLTV: 1.91%
% with PMI: 11.87%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.85%
W.A. MI Adjusted LTV: 69.88%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.77%
% Conforming: 75.45%

* FICO not available for 9 loans, or 1.3% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
<= 50,000                 1.53%
-------------------------------
50,001 - 150,000         30.43
-------------------------------
150,001 - 250,000        26.39
-------------------------------
250,001 - 350,000        15.40
-------------------------------
350,001 - 450,000        10.26
-------------------------------
450,001 - 550,000         5.51
-------------------------------
550,001 - 650,000         2.72
-------------------------------

-------------------------------
650,001 - 750,000         2.35
-------------------------------
750,001 - 850,000         1.30
-------------------------------
850,001 - 950,000         0.74
-------------------------------
950,001 - 1,050,000       1.65
-------------------------------
1,050,001 - 1,150,000     0.47
-------------------------------
1,450,001 - 1,550,000     1.24
-------------------------------
Total:                  100.00%
-------------------------------

Average: $169,207.65
Lowest: $15,347.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
<= 50,000                 1.53%
-------------------------------
50,001 - 150,000         30.43
-------------------------------
150,001 - 250,000        26.39
-------------------------------
250,001 - 350,000        15.40
-------------------------------
350,001 - 450,000        10.26
-------------------------------
450,001 - 550,000         5.71
-------------------------------
550,001 - 650,000         2.52
-------------------------------
650,001 - 750,000         2.35
-------------------------------
750,001 - 850,000         1.30
-------------------------------
850,001 - 950,000         0.74
-------------------------------
950,001 - 1,050,000       1.65
-------------------------------
1,050,001 - 1,150,000     0.47
-------------------------------
1,450,001 - 1,550,000     1.24
-------------------------------
Total:                  100.00%
-------------------------------

Average: $169,022.35
Lowest: $15,333.78
Highest: $1,498,576.74

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED     99.24%
----------------------
25 YR FIXED      0.44
----------------------
20 YR FIXED      0.32
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
5.501 - 5.625     0.78%
-----------------------
5.626 - 5.750     1.02
-----------------------
5.751 - 5.875     1.65
-----------------------
5.876 - 6.000     3.26
-----------------------
6.001 - 6.125     3.11
-----------------------
6.126 - 6.250    12.17
-----------------------
6.251 - 6.375    19.58
-----------------------
6.376 - 6.500    22.28
-----------------------
6.501 - 6.625    14.93
-----------------------
6.626 - 6.750    12.33
-----------------------
6.751 - 6.875     5.30
-----------------------
6.876 - 7.000     0.65
-----------------------
7.001 - 7.125     0.36
-----------------------
7.126 - 7.250     0.51
-----------------------
7.251 - 7.375     0.33
-----------------------
7.376 - 7.500     0.18
-----------------------
7.501 - 7.625     0.52
-----------------------
7.751 - 7.875     0.27
-----------------------

-----------------------
8.001 - 8.125     0.77
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.498
Lowest: 5.625
Highest: 8.125

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        3.68%
----------------------
750 - 799       35.59
----------------------
700 - 749       36.75
----------------------
650 - 699       20.54
----------------------
600 - 649        2.13
----------------------
N/A              1.31
----------------------
Total:         100.00%
----------------------

W.A.: 734
Lowest: 601
Highest: 833

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               62.60%
-----------------------------
Refinance-Cashout      26.37
-----------------------------
Refinance-Rate/Term    11.03
-----------------------------

-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              61.91%
-----------------------
PUD Detach       10.95
-----------------------
Condo             9.50
-----------------------
2-Family          7.17
-----------------------
4-Family          3.61
-----------------------
PUD Attach        3.32
-----------------------
3-Family          2.42
-----------------------
Townhouse         0.78
-----------------------
Condotel          0.34
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E                5.74%
--------------------------
2055IE               8.15
--------------------------
2065                 0.15
--------------------------
AVM                  5.87
--------------------------
FULL                80.08
--------------------------
Tax Assessment       0.02
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

------------------------
Documentation    Percent
------------------------
Standard          38.74%
------------------------

------------------------
Stated            26.32
------------------------
Reduced           26.30
------------------------
No Ratio           6.94
------------------------
Rapid              1.48
------------------------
All Ready Home     0.22
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             55.30%
--------------------------
Investor            41.36
--------------------------
Secondary            3.33
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             88.13%
-----------------------
UGIC              5.30
-----------------------
PMIC              1.61
-----------------------
RGIC              1.50
-----------------------
RMIC              1.39
-----------------------
GEMIC             1.08
-----------------------
TGIC              0.62
-----------------------
MGIC              0.37
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------

--------------------
California    35.04%
--------------------
Florida       13.67
--------------------
Texas          4.90
--------------------
Virginia       3.94
--------------------
Maryland       3.89
--------------------
Other         38.55
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    32.06%
-----------------------------
Southern California    67.94
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
92103        1.77%
------------------
94117        0.62
------------------
90024        0.62
------------------
94112        0.49
------------------
90805        0.45
------------------
Other       96.04
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.85%
---------------------------
1                     0.15
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
240               0.32%
-----------------------
300               0.44
-----------------------
360              99.24
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.4 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.32%
--------------------------------
295 - 300                  0.44
--------------------------------
355 - 360                 99.24
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.6 months
Lowest: 238 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  32.66%
-------------------------
1 - 6              67.34
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.24%
-----------------------
20.01 - 25.00     0.30
-----------------------
25.01 - 30.00     1.12
-----------------------
30.01 - 35.00     0.82
-----------------------
35.01 - 40.00     1.30
-----------------------
40.01 - 45.00     2.03
-----------------------
45.01 - 50.00     3.46
-----------------------
50.01 - 55.00     3.42
-----------------------
55.01 - 60.00     5.11
-----------------------

-----------------------
60.01 - 65.00     5.36
-----------------------
65.01 - 70.00     9.79
-----------------------
70.01 - 75.00    10.53
-----------------------
75.01 - 80.00    44.67
-----------------------
80.01 - 85.00     1.10
-----------------------
85.01 - 90.00     6.30
-----------------------
90.01 - 95.00     0.41
-----------------------
95.01 - 100.00    2.13
-----------------------
>= 100.01         1.91
-----------------------
Total:          100.00%
-----------------------

W.A.: 72.96%
Lowest: 13.31%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

------------------------
Cut-Off LTV      Percent
------------------------
<= 20.00           0.24%
------------------------
20.01 - 25.00      0.30
------------------------
25.01 - 30.00      1.12
------------------------
30.01 - 35.00      0.82
------------------------
35.01 - 40.00      1.29
------------------------
40.01 - 45.00      2.03
------------------------
45.01 - 50.00      3.46
------------------------
50.01 - 55.00      3.51
------------------------
55.01 - 60.00      5.03
------------------------
60.01 - 65.00      5.36
------------------------
65.01 - 70.00      9.99
------------------------
70.01 - 75.00     10.53
------------------------
75.01 - 80.00     44.47
------------------------
80.01 - 85.00      1.10
------------------------
85.01 - 90.00      6.30
------------------------
90.01 - 95.00      0.41
------------------------
95.01 - 100.00     2.13
------------------------

------------------------
>= 100.01          1.91
------------------------
Total:           100.00%
------------------------

W.A.: 72.88%
Lowest: 13.31%
Highest: 103.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-09 Group 4
                                      15YR

--------------------------------------------------------------------------------

1. Original Balance

-------------------------------------------------------------------------------------------
                                              Percent
                     Number     Aggregate     of Loans    Average
                       of        Current         by       Original    W.A.     Min.    W.A.
                    Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
Original Balance     Loans       Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
<= 50,000               76     $ 2,909,032      6.08%     $ 38,414   5.955%    624     729
-------------------------------------------------------------------------------------------
50,001 - 150,000       248      22,317,055     46.63        90,168   5.845     626     731
-------------------------------------------------------------------------------------------
150,001 - 250,000       58      10,953,103     22.89       189,259   5.828     624     742
-------------------------------------------------------------------------------------------
250,001 - 350,000       28       8,665,385     18.11       309,858   5.817     684     741
-------------------------------------------------------------------------------------------
350,001 - 450,000        5       1,989,347      4.16       399,815   5.814     682     717
-------------------------------------------------------------------------------------------
450,001 - 550,000        1         476,000      0.99       476,000   6.250     699     699
-------------------------------------------------------------------------------------------
550,001 - 650,000        1         548,356      1.15       562,200   5.500     745     745
-------------------------------------------------------------------------------------------
Total:                 417     $47,858,276    100.00%     $115,039   5.841%    624     735
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                                                W.A.
                     Max.     Min.       W.A.       Max.     Remaining   W.A.
                     FICO   Original   Original   Original    Term to    Loan
Original Balance    Score      LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------------------
<= 50,000            813     17.14%     62.68%     90.00%       179        1
-----------------------------------------------------------------------------
50,001 - 150,000     823     16.46      65.50      94.17        179        1
-----------------------------------------------------------------------------
150,001 - 250,000    812     25.54      61.49      95.00        178        1
-----------------------------------------------------------------------------
250,001 - 350,000    813     30.35      61.76      80.00        180        0
-----------------------------------------------------------------------------
350,001 - 450,000    797     65.04      70.39      76.19        179        1
-----------------------------------------------------------------------------
450,001 - 550,000    699     79.33      79.33      79.33        180        0
-----------------------------------------------------------------------------
550,001 - 650,000    745     23.92      23.92      23.92        175        5
-----------------------------------------------------------------------------
Total:               823     16.46%     63.60%     95.00%       179        1
-----------------------------------------------------------------------------

Average: $115,039.49
Lowest: $10,000.00
Highest: $562,200.00

--------------------------------------------------------------------------------

2. Gross Coupon

-------------------------------------------------------------------------------------------
                                              Percent
                     Number     Aggregate     of Loans    Average
                       of        Current        by        Original    W.A.     Min.    W.A.
                    Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
Gross Coupon          Loans      Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
4.251 - 4.375            1     $   353,432      0.74%     $357,676   4.375%    797     797
-------------------------------------------------------------------------------------------
4.626 - 4.750            2         139,213      0.29        70,517   4.750     693     708
-------------------------------------------------------------------------------------------
4.751 - 4.875            3         642,776      1.34       214,260   4.875     757     762
-------------------------------------------------------------------------------------------
4.876 - 5.000            3         202,739      0.42        67,833   5.000     702     724
-------------------------------------------------------------------------------------------
5.126 - 5.250            9         805,620      1.68        89,735   5.250     656     728
-------------------------------------------------------------------------------------------
5.251 - 5.375           14       1,592,942      3.33       114,075   5.375     656     745
-------------------------------------------------------------------------------------------
5.376 - 5.500           25       3,463,699      7.24       139,494   5.500     662     735
-------------------------------------------------------------------------------------------
5.501 - 5.625           30       4,387,309      9.17       146,354   5.625     661     753
-------------------------------------------------------------------------------------------
5.626 - 5.750           67       8,000,008     16.72       119,601   5.750     626     733
-------------------------------------------------------------------------------------------
5.751 - 5.875           91      10,104,313     21.11       111,253   5.875     626     736
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                                                W.A.
                     Max.     Min.       W.A.       Max.     Remaining   W.A.
                     FICO   Original   Original   Original    Term to    Loan
Gross Coupon        Score      LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------------------
4.251 - 4.375        797     66.24%     66.24%     66.24%       177        3
-----------------------------------------------------------------------------
4.626 - 4.750        765     17.14      40.31      46.65        177        3
-----------------------------------------------------------------------------
4.751 - 4.875        766     49.68      63.62      73.69        180        0
-----------------------------------------------------------------------------
4.876 - 5.000        774     21.04      51.29      66.23        179        1
-----------------------------------------------------------------------------
5.126 - 5.250        793     35.52      61.30      90.00        179        1
-----------------------------------------------------------------------------
5.251 - 5.375        807     20.75      69.43      80.00        179        1
-----------------------------------------------------------------------------
5.376 - 5.500        814     23.92      55.30      95.00        176        1
-----------------------------------------------------------------------------
5.501 - 5.625        823     26.32      63.14      94.17        177        0
-----------------------------------------------------------------------------
5.626 - 5.750        812     23.58      62.11      90.00        180        0
-----------------------------------------------------------------------------
5.751 - 5.875        810     19.43      62.61      90.00        180        0
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
5.876 - 6.000           69       7,256,356     15.16       105,406   6.000     624     736
-------------------------------------------------------------------------------------------
6.001 - 6.125           57       5,575,921     11.65        98,033   6.125     627     724
-------------------------------------------------------------------------------------------
6.126 - 6.250           37       4,168,415      8.71       112,932   6.250     626     716
-------------------------------------------------------------------------------------------
6.251 - 6.375            4         555,223      1.16       138,899   6.375     704     753
-------------------------------------------------------------------------------------------
6.376 - 6.500            2         252,968      0.53       126,600   6.500     685     690
-------------------------------------------------------------------------------------------
6.501 - 6.625            1         232,639      0.49       233,400   6.625     750     750
-------------------------------------------------------------------------------------------
6.626 - 6.750            1          32,000      0.07        32,000   6.750     753     753
-------------------------------------------------------------------------------------------
6.751 - 6.875            1          92,703      0.19        93,000   6.875     723     723
-------------------------------------------------------------------------------------------
Total:                 417     $47,858,276    100.00%     $115,039   5.841%    624     735
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
5.876 - 6.000        813     17.20      63.91      93.80        179        1
-----------------------------------------------------------------------------
6.001 - 6.125        812     25.54      71.00      90.00        179        1
-----------------------------------------------------------------------------
6.126 - 6.250        801     27.20      69.23      90.00        179        1
-----------------------------------------------------------------------------
6.251 - 6.375        788     21.14      33.99      42.28        180        0
-----------------------------------------------------------------------------
6.376 - 6.500        704     80.00      80.00      80.00        180        0
-----------------------------------------------------------------------------
6.501 - 6.625        750     60.00      60.00      60.00        179        1
-----------------------------------------------------------------------------
6.626 - 6.750        753     80.00      80.00      80.00        180        0
-----------------------------------------------------------------------------
6.751 - 6.875        723     16.46      16.46      16.46        179        1
-----------------------------------------------------------------------------
Total:               823     16.46%     63.60%     95.00%       179        1
-----------------------------------------------------------------------------

W.A.: 5.841%
Lowest: 4.375%
Highest: 6.875%

--------------------------------------------------------------------------------

3. Credit Score

-------------------------------------------------------------------------------------------
                                              Percent
                     Number     Aggregate     of Loans    Average
                       of        Current         by       Original    W.A.     Min.    W.A.
                    Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
Credit Score          Loans      Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
800 - 824               25     $ 2,376,948      4.97%     $ 95,295   5.864%    800     808
-------------------------------------------------------------------------------------------
775 - 799               46       5,617,363     11.74       122,389   5.791     775     786
-------------------------------------------------------------------------------------------
750 - 774               99      11,514,440     24.06       116,561   5.749     750     764
-------------------------------------------------------------------------------------------
725 - 749               71       8,545,529     17.86       120,718   5.806     725     737
-------------------------------------------------------------------------------------------
700 - 724               76       9,233,720     19.29       121,782   5.952     700     711
-------------------------------------------------------------------------------------------
675 - 699               51       6,846,866     14.31       134,511   5.934     675     689
-------------------------------------------------------------------------------------------
650 - 674               28       2,333,000      4.87        83,610   5.763     650     664
-------------------------------------------------------------------------------------------
625 - 649               17         965,295      2.02        56,859   5.920     626     637
-------------------------------------------------------------------------------------------
600 - 624                2         241,391      0.50       120,700   6.000     624     624
-------------------------------------------------------------------------------------------
N/A                      2         183,725      0.38        92,047   5.822       0       0
-------------------------------------------------------------------------------------------
Total:                 417     $47,858,276    100.00%     $115,039   5.841%    624     735
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                                                W.A.
                     Max.     Min.       W.A.       Max.     Remaining   W.A.
                     FICO   Original   Original   Original    Term to    Loan
Credit Score        Score      LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------------------
800 - 824            823     23.58%     60.67%     90.00%       180        0
-----------------------------------------------------------------------------
775 - 799            799     17.20      56.21      90.00        179        1
-----------------------------------------------------------------------------
750 - 774            774     17.14      66.64      92.17        178        1
-----------------------------------------------------------------------------
725 - 749            749     20.75      59.84      90.00        178        1
-----------------------------------------------------------------------------
700 - 724            724     16.46      65.90      90.00        179        1
-----------------------------------------------------------------------------
675 - 699            699     22.39      65.92      95.00        179        1
-----------------------------------------------------------------------------
650 - 674            674     33.33      67.00      94.17        179        1
-----------------------------------------------------------------------------
625 - 649            648     30.15      71.65      80.00        180        0
-----------------------------------------------------------------------------
600 - 624            624     28.83      33.17      68.21        180        0
-----------------------------------------------------------------------------
N/A                    0     43.39      64.44      80.00        179        1
-----------------------------------------------------------------------------
Total:               823     16.46%     63.60%     95.00%       179        1
-----------------------------------------------------------------------------

W.A.: 735
Lowest: 624
Highest: 823

--------------------------------------------------------------------------------

4. Index

--------------------------------------------------------------------------------
                                   Percent
          Number     Aggregate     of Loans    Average
            of        Current         by      Original     W.A.     Min.    W.A.
         Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
Index      Loans      Balance      Balance     Balance    Coupon   Score   Score
--------------------------------------------------------------------------------
FIX         417     $47,858,276    100.00%     $115,039   5.841%    624     735
--------------------------------------------------------------------------------
Total:      417     $47,858,276    100.00%     $115,039   5.841%    624     735
--------------------------------------------------------------------------------

------------------------------------------------------------------

                                                     W.A.
          Max.      Min.       W.A.      Max.     Remaining   W.A.
          FICO   Original   Original   Original    Term to    Loan
Index    Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------
FIX       823     16.46%     63.60%     95.00%       179        1
------------------------------------------------------------------
Total:    823     16.46%     63.60%     95.00%       179        1
------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

---------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate     of Loans    Average
                         of        Current         by       Original    W.A.     Min.    W.A.
                      Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
Loan Purpose           Loans       Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------
Refinance-Cashout        158     $18,513,982     38.69%     $117,414   5.873%    624     726
---------------------------------------------------------------------------------------------
Purchase                 147      15,874,643      33.17      108,234   5.893     626     741
---------------------------------------------------------------------------------------------
Refinance-Rate/Term      111      13,355,921      27.91      120,673   5.741     624     739
---------------------------------------------------------------------------------------------
Cons/Perm                  1         113,730       0.24      115,000   5.250     771     771
---------------------------------------------------------------------------------------------
Total:                   417     $47,858,276    100.00%     $115,039   5.841%    624     735
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                  W.A.
                       Max.     Min.      W.A.        Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score      LTV       LTV         LTV      Maturity    Age
-------------------------------------------------------------------------------
Refinance-Cashout      813     16.46%     59.61%     83.85%       179        1
-------------------------------------------------------------------------------
Purchase               813     17.14      75.88      95.00        179        1
-------------------------------------------------------------------------------
Refinance-Rate/Term    823     17.20      54.53      94.17        178        1
-------------------------------------------------------------------------------
Cons/Perm              771     63.82      63.82      63.82        177        3
-------------------------------------------------------------------------------
Total:                 823     16.46%     63.60%     95.00%       179        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

---------------------------------------------------------------------------------------
                                          Percent
                 Number     Aggregate     of Loans    Average
                   of        Current         by       Original    W.A.     Min.    W.A.
                Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
Property Type    Loans       Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------
SFR                278     $28,931,801      60.45%    $104,283   5.833%    624     733
---------------------------------------------------------------------------------------
2-Family            59       7,260,850      15.17      123,350   5.884     624     727
---------------------------------------------------------------------------------------
Condo               35       3,931,551       8.21      112,562   5.830     626     746
---------------------------------------------------------------------------------------
PUD Detach          22       3,804,805       7.95      173,925   5.860     681     734
---------------------------------------------------------------------------------------
3-Family            12       1,961,305       4.10      163,833   5.799     708     745
---------------------------------------------------------------------------------------
4-Family             6       1,269,453       2.65      211,695   5.699     733     770
---------------------------------------------------------------------------------------
PUD Attach           2         441,724       0.92      221,610   6.218     708     733
---------------------------------------------------------------------------------------
Townhouse            3         256,788       0.54       85,893   5.922     683     747
---------------------------------------------------------------------------------------
Total:             417     $47,858,276     100.00%    $115,039   5.841%    624     735
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------

                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Property Type   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
SFR              823      17.14%     64.97%     95.00%      179        1
-------------------------------------------------------------------------
2-Family         803      16.46      64.76      90.00       179        1
-------------------------------------------------------------------------
Condo            814      19.43      62.63      80.00       179        1
-------------------------------------------------------------------------
PUD Detach       776      20.59      61.94      80.00       179        1
-------------------------------------------------------------------------
3-Family         791      25.54      48.36      75.00       175        1
-------------------------------------------------------------------------
4-Family         813      26.32      52.73      75.00       172        0
-------------------------------------------------------------------------
PUD Attach       804      69.47      70.63      74.00       179        1
-------------------------------------------------------------------------
Townhouse        774      58.67      74.47      84.11       179        1
-------------------------------------------------------------------------
Total:           823      16.46%     63.60%     95.00%      179        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-----------------------------------------------------------------------------------
                                      Percent
             Number     Aggregate     of Loans    Average
               of        Current         by       Original    W.A.     Min.    W.A.
Occupancy   Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
Status       Loans       Balance      Balance     Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------
Investor       338     $35,585,307      74.36%    $105,548   5.823%    624     737
-----------------------------------------------------------------------------------
Primary         72      11,198,112      23.40      155,814   5.879     656     727
-----------------------------------------------------------------------------------
Secondary        7       1,074,857       2.25      153,956   6.055     716     737
-----------------------------------------------------------------------------------
Total:         417     $47,858,276     100.00%    $115,039   5.841%    624     735
-----------------------------------------------------------------------------------

---------------------------------------------------------------------

                                                        W.A.
             Max.     Min.       W.A.        Max.    Remaining   W.A.
Occupancy    FICO   Original   Original   Original    Term to    Loan
Status      Score      LTV       LTV         LTV      Maturity    Age
---------------------------------------------------------------------
Investor     823      16.46%     62.72%     90.00%      179        1
---------------------------------------------------------------------
Primary      810      17.14      66.34      95.00       178        0
---------------------------------------------------------------------
Secondary    771      43.39      64.20      69.80       179        1
---------------------------------------------------------------------
Total:       823      16.46%     63.60%     95.00%      179        1
---------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

----------------------------------------------------------------------------------------
                                           Percent
                  Number     Aggregate     of Loans    Average
                    of        Current         by       Original    W.A.     Min.    W.A.
Geographic       Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
Distribution       Loans      Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
California           90     $16,605,676     34.70%     $184,855   5.807%    624     738
----------------------------------------------------------------------------------------
Florida              80       7,319,769     15.29        91,840   5.831     626     737
----------------------------------------------------------------------------------------
Texas                44       3,458,201      7.23        78,821   5.816     654     734
----------------------------------------------------------------------------------------
Georgia              20       1,589,427      3.32        79,653   5.899     650     726
----------------------------------------------------------------------------------------
North Carolina       16       1,545,705      3.23        96,711   6.023     626     725
----------------------------------------------------------------------------------------
New York              6       1,466,369      3.06       245,067   5.829     698     710
----------------------------------------------------------------------------------------
Missouri             18       1,425,960      2.98        79,383   5.873     648     740
----------------------------------------------------------------------------------------
Maryland             15       1,246,488      2.60        83,255   5.815     639     715
----------------------------------------------------------------------------------------
Nevada                8       1,162,232      2.43       145,429   5.908     713     754
----------------------------------------------------------------------------------------
Hawaii                5       1,136,886      2.38       228,520   5.361     722     777
----------------------------------------------------------------------------------------
Oklahoma             10       1,090,965      2.28       109,300   6.136     676     710
----------------------------------------------------------------------------------------
Arizona              11       1,049,867      2.19        95,613   5.875     653     729
----------------------------------------------------------------------------------------
Illinois              9         875,615      1.83        97,461   5.761     640     694
----------------------------------------------------------------------------------------
Kansas               11         741,448      1.55        67,506   5.794     624     730
----------------------------------------------------------------------------------------
Virginia             10         714,106      1.49        71,591   5.943     636     716
----------------------------------------------------------------------------------------
Oregon                5         666,921      1.39       133,500   5.973     714     782
----------------------------------------------------------------------------------------
Tennessee             9         592,951      1.24        66,003   5.711     643     769
----------------------------------------------------------------------------------------
South Carolina        7         530,645      1.11        76,038   5.913     635     729
----------------------------------------------------------------------------------------
Colorado              3         486,323      1.02       162,667   6.010     718     727
----------------------------------------------------------------------------------------
Washington            7         468,496      0.98        67,095   5.839     701     746
----------------------------------------------------------------------------------------
Other                33       3,684,228      7.70       111,902   5.946     656     727
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------

                                                             W.A.
                  Max.     Min.       W.A.       Max.     Remaining   W.A.
Geographic        FICO   Original   Original   Original    Term to    Loan
Distribution     Score      LTV       LTV         LTV      Maturity    Age
--------------------------------------------------------------------------
California        812      17.20%    53.29%      92.17%      178        1
--------------------------------------------------------------------------
Florida           813      17.14     63.90       90.00       179        1
--------------------------------------------------------------------------
Texas             806      43.08     73.04       95.00       179        1
--------------------------------------------------------------------------
Georgia           812      51.23     74.23       90.00       179        1
--------------------------------------------------------------------------
North Carolina    813      64.81     77.26       90.00       180        0
--------------------------------------------------------------------------
New York          743      16.46     62.84       80.00       179        1
--------------------------------------------------------------------------
Missouri          823      40.53     74.15       90.00       179        1
--------------------------------------------------------------------------
Maryland          778      56.27     68.43       90.00       179        1
--------------------------------------------------------------------------
Nevada            789      45.78     62.87       79.59       180        0
--------------------------------------------------------------------------
Hawaii            814      34.25     55.76       69.28       179        1
--------------------------------------------------------------------------
Oklahoma          779      68.18     78.45       90.00       179        1
--------------------------------------------------------------------------
Arizona           794      38.89     63.02       80.00       179        1
--------------------------------------------------------------------------
Illinois          764      53.68     69.21       76.44       180        0
--------------------------------------------------------------------------
Kansas            788      58.67     75.82       94.17       180        0
--------------------------------------------------------------------------
Virginia          774      30.15     70.16       90.00       179        1
--------------------------------------------------------------------------
Oregon            813      39.53     65.26       80.00       180        0
--------------------------------------------------------------------------
Tennessee         810      60.81     74.07       90.00       179        1
--------------------------------------------------------------------------
South Carolina    763      39.94     69.68       80.00       179        1
--------------------------------------------------------------------------
Colorado          774      38.04     63.80       80.00       179        1
--------------------------------------------------------------------------
Washington        810      43.47     68.32       80.00       179        1
--------------------------------------------------------------------------
Other             792      30.85     74.76       93.80       179        1
--------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Total:              417     $47,858,276    100.00%     $115,039   5.841%    624     735
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------
Total:            823      16.46%    63.60%      95.00%      179        1
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

---------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate     of Loans    Average
                         of        Current         by       Original    W.A.     Min.    W.A.
                      Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
County Distribution     Loans      Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------
LOS ANGELES ,CA           38     $ 7,417,324      15.50%    $195,540   5.752%    624     740
---------------------------------------------------------------------------------------------
ORANGE ,CA                 6       1,500,875       3.14      250,481   5.902     684     731
---------------------------------------------------------------------------------------------
SAN BERNARDINO ,CA         6       1,056,400       2.21      176,149   5.763     627     740
---------------------------------------------------------------------------------------------
SAN DIEGO ,CA              4       1,032,859       2.16      259,200   5.923     723     752
---------------------------------------------------------------------------------------------
BROWARD ,FL               10       1,004,404       2.10      100,600   6.119     703     738
---------------------------------------------------------------------------------------------
QUEENS ,NY                 3         975,056       2.04      325,800   5.710     698     712
---------------------------------------------------------------------------------------------
DADE ,FL                   9         961,252       2.01      106,977   5.922     662     719
---------------------------------------------------------------------------------------------
RIVERSIDE ,CA              5         926,991       1.94      185,433   5.715     695     727
---------------------------------------------------------------------------------------------
CLARK ,NV                  5         826,687       1.73      165,552   5.895     713     744
---------------------------------------------------------------------------------------------
PINELLAS ,FL              10         815,476       1.70       81,608   5.834     711     770
---------------------------------------------------------------------------------------------
Other                    321      31,340,953      65.49       97,904   5.855     624     733
---------------------------------------------------------------------------------------------
Total:                   417     $47,858,276     100.00%    $115,039   5.841%    624     735
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
County Distribution   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
LOS ANGELES ,CA        808     17.20%     50.19%     80.00%       177        0
-------------------------------------------------------------------------------
ORANGE ,CA             794     40.68      61.16      77.73        180        0
-------------------------------------------------------------------------------
SAN BERNARDINO ,CA     794     39.48      60.52      80.00        180        0
-------------------------------------------------------------------------------
SAN DIEGO ,CA          808     26.87      54.26      74.98        179        1
-------------------------------------------------------------------------------
BROWARD ,FL            771     19.43      68.25      90.00        180        0
-------------------------------------------------------------------------------
QUEENS ,NY             743     49.44      60.23      68.89        179        1
-------------------------------------------------------------------------------
DADE ,FL               758     22.39      67.69      80.00        180        0
-------------------------------------------------------------------------------
RIVERSIDE ,CA          757     26.30      61.19      74.03        180        0
-------------------------------------------------------------------------------
CLARK ,NV              763     55.22      66.49      79.59        180        0
-------------------------------------------------------------------------------
PINELLAS ,FL           803     21.00      59.47      90.00        180        0
-------------------------------------------------------------------------------
Other                  823     16.46      67.24      95.00        179        1
-------------------------------------------------------------------------------
Total:                 823     16.46%     63.60%     95.00%       179        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------
                                         Percent
                 Number     Aggregate    of Loans    Average
                   of        Current        by       Original    W.A.     Min.    W.A.
                Mortgage    Principal   Principal   Principal    Gross    FICO    FICO
Original LTV      Loans      Balance     Balance     Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------
15.01 - 20.00       4      $  261,654     0.55%      $ 65,563   6.142%    723     757
--------------------------------------------------------------------------------------
20.01 - 25.00      10       1,095,369     2.29        111,027   5.638     685     753
--------------------------------------------------------------------------------------
25.01 - 30.00      15       2,051,214     4.29        136,946   5.853     624     745
--------------------------------------------------------------------------------------
30.01 - 35.00      11       1,564,143     3.27        142,449   5.942     636     754
--------------------------------------------------------------------------------------
35.01 - 40.00      18       1,807,506     3.78        100,646   5.771     653     744
--------------------------------------------------------------------------------------
40.01 - 45.00      19       2,164,580     4.52        114,344   5.889     677     742
--------------------------------------------------------------------------------------
45.01 - 50.00      17       1,901,476     3.97        112,173   5.656     658     724
--------------------------------------------------------------------------------------
50.01 - 55.00      20       2,290,666     4.79        114,789   5.810     662     736
--------------------------------------------------------------------------------------
55.01 - 60.00      32       4,052,827     8.47        126,924   5.876     653     731
--------------------------------------------------------------------------------------

-------------------------------------------------------------------------

                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
15.01 - 20.00    791     16.46%     17.38%     19.43%       179        1
-------------------------------------------------------------------------
20.01 - 25.00    812     20.59      23.27      25.00        177        3
-------------------------------------------------------------------------
25.01 - 30.00    808     25.54      27.00      29.40        175        0
-------------------------------------------------------------------------
30.01 - 35.00    777     30.15      32.32      34.93        179        1
-------------------------------------------------------------------------
35.01 - 40.00    801     35.52      37.33      39.94        175        1
-------------------------------------------------------------------------
40.01 - 45.00    808     40.53      42.59      44.62        179        1
-------------------------------------------------------------------------
45.01 - 50.00    813     45.50      47.75      50.00        179        1
-------------------------------------------------------------------------
50.01 - 55.00    794     50.54      52.92      54.93        180        0
-------------------------------------------------------------------------
55.01 - 60.00    810     55.17      57.62      60.00        179        1
-------------------------------------------------------------------------

---------------------------------------------------------------------------------------
60.01 - 65.00       24       3,303,241      6.90       137,949    5.666    631     731
---------------------------------------------------------------------------------------
65.01 - 70.00       51       6,273,251     13.11       123,266    5.863    624     723
---------------------------------------------------------------------------------------
70.01 - 75.00       52       6,167,732     12.89       118,763    5.793    640     741
---------------------------------------------------------------------------------------
75.01 - 80.00      108      12,043,427     25.16       111,739    5.917    626     729
---------------------------------------------------------------------------------------
80.01 - 85.00        4         340,204      0.71        85,294    6.108    708     749
---------------------------------------------------------------------------------------
85.01 - 90.00       28       2,044,199      4.27        73,120    5.896    701     756
---------------------------------------------------------------------------------------
90.01 - 95.00        4         496,789      1.04       125,007    5.643    656     704
---------------------------------------------------------------------------------------
Total:             417     $47,858,276    100.00%     $115,039    5.841%   624     735
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------
60.01 - 65.00    823     60.26      62.91      64.81        179        1
-------------------------------------------------------------------------
65.01 - 70.00    814     65.04      68.01      70.00        179        1
-------------------------------------------------------------------------
70.01 - 75.00    813     70.32      73.68      75.00        180        0
-------------------------------------------------------------------------
75.01 - 80.00    812     75.68      79.29      80.00        179        1
-------------------------------------------------------------------------
80.01 - 85.00    774     83.27      83.83      84.37        179        1
-------------------------------------------------------------------------
85.01 - 90.00    803     87.12      89.87      90.00        180        0
-------------------------------------------------------------------------
90.01 - 95.00    765     92.17      93.74      95.00        179        1
-------------------------------------------------------------------------
Total:           823     16.46%     63.60%     95.00%       179        1
-------------------------------------------------------------------------

W.A.: 63.60%
Lowest: 16.46%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

----------------------------------------------------------------------------------
                                     Percent
            Number     Aggregate     of Loans    Average
              of        Current         by       Original    W.A.     Min.    W.A.
Original   Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
Term         Loans      Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------
120             2     $   307,452      0.64%     $154,152    5.570%   730     751
----------------------------------------------------------------------------------
180           415      47,550,825     99.36       114,851    5.843    624     734
----------------------------------------------------------------------------------
Total:        417     $47,858,276    100.00%     $115,039    5.841%   624     735
----------------------------------------------------------------------------------

--------------------------------------------------------------------

                                                       W.A.
            Max.     Min.       W.A.       Max.     Remaining   W.A.
Original    FICO   Original   Original   Original    Term to    Loan
Term       Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------
120         767     26.32%     31.58%     38.29%       120        0
--------------------------------------------------------------------
180         823     16.46      63.81      95.00        179        1
--------------------------------------------------------------------
Total:      823     16.46%     63.60%     95.00%       179        1
--------------------------------------------------------------------

W.A.: 179.6 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2004-09
                            30 Yr Crossed Fixed Rate

--------------------------------------------------------------------------------

1. Original Balance

-------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans     Average
                           of         Current         by       Original     W.A.     Min.    W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO    FICO
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
<= 50,000                    93    $  3,691,987      1.53%    $   39,738   6.608%    614     732
-------------------------------------------------------------------------------------------------
50,001 - 150,000            754      73,351,406     30.43         97,343   6.489     601     734
-------------------------------------------------------------------------------------------------
150,001 - 250,000           333      63,613,646     26.39        191,151   6.437     619     734
-------------------------------------------------------------------------------------------------
250,001 - 350,000           125      37,122,854     15.40        297,201   6.475     652     730
-------------------------------------------------------------------------------------------------
350,001 - 450,000            62      24,733,896     10.26        399,387   6.514     613     740
-------------------------------------------------------------------------------------------------
450,001 - 550,000            27      13,269,821      5.51        492,048   6.504     666     744
-------------------------------------------------------------------------------------------------
550,001 - 650,000            11       6,562,580      2.72        603,523   6.851     677     723
-------------------------------------------------------------------------------------------------
650,001 - 750,000             8       5,657,118      2.35        708,434   6.595     635     722
-------------------------------------------------------------------------------------------------
750,001 - 850,000             4       3,132,972      1.30        784,125   6.502     651     697
-------------------------------------------------------------------------------------------------
850,001 - 950,000             2       1,782,778      0.74        892,500   7.297     771     771
-------------------------------------------------------------------------------------------------
950,001 - 1,050,000           4       3,981,065      1.65        996,550   6.931     680     728
-------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000         1       1,132,000      0.47      1,133,000   6.625     699     699
-------------------------------------------------------------------------------------------------
1,450,001 - 1,550,000         2       2,993,743      1.24      1,500,000   5.938     773     779
-------------------------------------------------------------------------------------------------
Total:                    1,426    $241,025,867    100.00%    $  169,208   6.498%    601     734
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------

                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
<= 50,000                806     15.33%     74.24%     103.00%      360        0
---------------------------------------------------------------------------------
50,001 - 150,000         827     13.64      76.10      103.00       359        1
---------------------------------------------------------------------------------
150,001 - 250,000        833     13.31      73.39      103.00       359        1
---------------------------------------------------------------------------------
250,001 - 350,000        823     27.21      73.24      103.00       358        1
---------------------------------------------------------------------------------
350,001 - 450,000        813     52.64      73.35      102.76       359        1
---------------------------------------------------------------------------------
450,001 - 550,000        814     47.50      71.18       80.00       355        1
---------------------------------------------------------------------------------
550,001 - 650,000        773     41.38      72.48       80.00       359        1
---------------------------------------------------------------------------------
650,001 - 750,000        792     45.25      64.83       80.00       359        1
---------------------------------------------------------------------------------
750,001 - 850,000        729     41.32      56.50       75.85       359        1
---------------------------------------------------------------------------------
850,001 - 950,000        771     55.56      60.37       65.00       358        2
---------------------------------------------------------------------------------
950,001 - 1,050,000      804     28.30      55.56       80.00       358        2
---------------------------------------------------------------------------------
1,050,001 - 1,150,000    699     47.21      47.21       47.21       359        1
---------------------------------------------------------------------------------
1,450,001 - 1,550,000    785     60.00      60.61       61.22       358        2
---------------------------------------------------------------------------------
Total:                   833     13.31%     72.96%     103.00%      359        1
---------------------------------------------------------------------------------

Average: $169,207.65
Lowest: $15,347.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by       Original    W.A.     Min.    W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Gross Coupon      Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
5.501 - 5.625       4       $1,882,323      0.78%      $471,825   5.625%    654     766
----------------------------------------------------------------------------------------
5.626 - 5.750      12        2,464,403      1.02        205,566   5.750     694     751
----------------------------------------------------------------------------------------
5.751 - 5.875      23        3,968,520      1.65        172,633   5.875     609     700
----------------------------------------------------------------------------------------
5.876 - 6.000      35        7,849,111      3.26        224,487   6.000     666     734
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------

                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
5.501 - 5.625    785     51.75%     61.15%      80.00%      358        2
-------------------------------------------------------------------------
5.626 - 5.750    820     45.66      73.22       90.00       357        1
-------------------------------------------------------------------------
5.751 - 5.875    795     47.94      72.57       92.34       360        0
-------------------------------------------------------------------------
5.876 - 6.000    810     27.51      71.70       90.00       352        1
-------------------------------------------------------------------------

----------------------------------------------------------------------------------------
6.001 - 6.125        42       7,491,891      3.11       178,467   6.125     683     736
----------------------------------------------------------------------------------------
6.126 - 6.250       166      29,337,698     12.17       176,862   6.250     613     737
----------------------------------------------------------------------------------------
6.251 - 6.375       273      47,195,026     19.58       173,008   6.375     624     737
----------------------------------------------------------------------------------------
6.376 - 6.500       344      53,700,027     22.28       156,205   6.500     601     735
----------------------------------------------------------------------------------------
6.501 - 6.625       236      35,985,674     14.93       152,908   6.625     628     731
----------------------------------------------------------------------------------------
6.626 - 6.750       189      29,728,971     12.33       157,453   6.750     614     734
----------------------------------------------------------------------------------------
6.751 - 6.875        72      12,772,845      5.30       177,570   6.875     663     735
----------------------------------------------------------------------------------------
6.876 - 7.000        12       1,571,910      0.65       131,114   7.000     722     756
----------------------------------------------------------------------------------------
7.001 - 7.125         5         874,283      0.36       174,982   7.125     672     705
----------------------------------------------------------------------------------------
7.126 - 7.250         4       1,229,992      0.51       308,100   7.250     635     652
----------------------------------------------------------------------------------------
7.251 - 7.375         2         796,144      0.33       398,375   7.375     697     724
----------------------------------------------------------------------------------------
7.376 - 7.500         1         428,361      0.18       429,000   7.500       0       0
----------------------------------------------------------------------------------------
7.501 - 7.625         3       1,245,347      0.52       415,583   7.625     710     722
----------------------------------------------------------------------------------------
7.751 - 7.875         1         649,553      0.27       650,000   7.875     677     677
----------------------------------------------------------------------------------------
8.001 - 8.125         2       1,853,787      0.77       927,500   8.125       0       0
----------------------------------------------------------------------------------------
Total:            1,426    $241,025,867    100.00%     $169,208   6.498%    601     734
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
6.001 - 6.125    794     13.31      70.07      100.00       360        0
-------------------------------------------------------------------------
6.126 - 6.250    817     16.33      72.08      103.00       358        1
-------------------------------------------------------------------------
6.251 - 6.375    833     26.23      73.72      103.00       359        1
-------------------------------------------------------------------------
6.376 - 6.500    823     13.64      72.63      103.00       359        1
-------------------------------------------------------------------------
6.501 - 6.625    814     15.33      72.79      103.00       359        1
-------------------------------------------------------------------------
6.626 - 6.750    827     32.97      72.83      103.00       359        1
-------------------------------------------------------------------------
6.751 - 6.875    813     37.73      77.83      103.00       359        1
-------------------------------------------------------------------------
6.876 - 7.000    797     20.65      76.86      103.00       359        1
-------------------------------------------------------------------------
7.001 - 7.125    774     66.67      74.42       90.00       359        1
-------------------------------------------------------------------------
7.126 - 7.250    720     77.86      82.86       90.00       358        2
-------------------------------------------------------------------------
7.251 - 7.375    733     75.00      76.31       80.00       359        1
-------------------------------------------------------------------------
7.376 - 7.500      0     65.00      65.00       65.00       358        2
-------------------------------------------------------------------------
7.501 - 7.625    731     75.00      77.76       80.00       358        2
-------------------------------------------------------------------------
7.751 - 7.875    677     78.79      78.79       78.79       359        1
-------------------------------------------------------------------------
8.001 - 8.125      0     55.56      63.19       70.00       359        1
-------------------------------------------------------------------------
Total:           833     13.31%     72.96%     103.00%      359        1
-------------------------------------------------------------------------

W.A.: 6.498%
Lowest: 5.625%
Highest: 8.125%

--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------
                                       Percent
             Number      Aggregate     of Loans    Average
               of         Current         by       Original    W.A.     Min.    W.A.
Credit      Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Score         Loans       Balance      Balance     Balance    Coupon   Score   Score
------------------------------------------------------------------------------------
825 - 849         2    $    218,248      0.09%    $ 109,150   6.479%    827     831
------------------------------------------------------------------------------------
800 - 824        49       8,659,107      3.59       176,915   6.491     800     808
------------------------------------------------------------------------------------
775 - 799       206      36,247,411     15.04       176,113   6.444     775     786
------------------------------------------------------------------------------------
750 - 774       306      49,525,706     20.55       162,203   6.459     750     763
------------------------------------------------------------------------------------
725 - 749       295      44,952,625     18.65       152,496   6.483     725     736
------------------------------------------------------------------------------------
700 - 724       244      43,629,275     18.10       178,960   6.503     700     711
------------------------------------------------------------------------------------
675 - 699       213      38,867,180     16.13       182,604   6.512     675     689
------------------------------------------------------------------------------------
650 - 674        67      10,631,814      4.41       158,837   6.526     651     662
------------------------------------------------------------------------------------
625 - 649        26       3,971,297      1.65       152,842   6.532     628     638
------------------------------------------------------------------------------------
600 - 624         9       1,169,950      0.49       130,057   6.282     601     614
------------------------------------------------------------------------------------
N/A               9       3,153,255      1.31      350,675    7.649       0       0
------------------------------------------------------------------------------------

---------------------------------------------------------------------

                                                        W.A.
             Max.     Min.       W.A.       Max.     Remaining   W.A.
Credit       FICO   Original   Original   Original    Term to    Loan
Score       Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------
825 - 849    833     79.80%     82.62%      90.00%      360        0
---------------------------------------------------------------------
800 - 824    823     16.33      63.64      103.00       359        1
---------------------------------------------------------------------
775 - 799    799     13.64      70.59      103.00       359        1
---------------------------------------------------------------------
750 - 774    774     15.33      74.15      103.00       359        1
---------------------------------------------------------------------
725 - 749    749     20.65      75.16      103.00       358        1
---------------------------------------------------------------------
700 - 724    724     13.31      74.49      103.00       359        1
---------------------------------------------------------------------
675 - 699    699     26.34      73.49       97.00       359        1
---------------------------------------------------------------------
650 - 674    674     27.74      67.82       97.00       354        1
---------------------------------------------------------------------
625 - 649    648     25.12      71.40       97.00       359        1
---------------------------------------------------------------------
600 - 624    624     58.12      71.63       80.00       359        1
---------------------------------------------------------------------
N/A            0     55.56      67.12       80.00       359        1
---------------------------------------------------------------------

------------------------------------------------------------------------------------
Total:        1,426    $241,025,867    100.00%    $169,208    6.498%    601     734
------------------------------------------------------------------------------------

---------------------------------------------------------------------
Total:       833     13.31%     72.96%     103.00%      359        1
---------------------------------------------------------------------

W.A.: 734
Lowest: 601
Highest: 833
--------------------------------------------------------------------------------

4. Index

-------------------------------------------------------------------------------------
                                    Percent
          Number      Aggregate     of Loans     Average
            of         Current         by       Original     W.A.     Min.    W.A.
         Mortgage     Principal    Principal    Principal    Gross    FICO    FICO
Index     Loans        Balance      Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------
FIX        1,426    $241,025,867    100.00%     $169,208    6.498%    601     734
-------------------------------------------------------------------------------------
Total:     1,426    $241,025,867    100.00%     $169,208    6.498%    601     734
-------------------------------------------------------------------------------------

------------------------------------------------------------------

                                                     W.A.
          Max.     Min.       W.A.       Max.     Remaining   W.A.
          FICO   Original   Original   Original    Term to    Loan
Index    Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------
FIX       833     13.31%     72.96%     103.00%      359        1
------------------------------------------------------------------
Total:    833     13.31%     72.96%     103.00%      359        1
------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

----------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average
                         of         Current         by       Original    W.A.     Min.    W.A.
                      Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Loan Purpose            Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
Purchase                  913    $150,881,644     62.60%     $165,466   6.509%    613     737
----------------------------------------------------------------------------------------------
Refinance-Cashout         373      63,564,396     26.37       170,544   6.502     601     729
----------------------------------------------------------------------------------------------
Refinance-Rate/Term       140      26,579,827     11.03       190,046   6.423     622     727
----------------------------------------------------------------------------------------------
Total:                  1,426    $241,025,867    100.00%     $169,208   6.498%    601     734
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                  W.A.
                       Max.     Min.       W.A.        Max.    Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
Purchase               833     22.85%     78.46%     103.00%      359        1
-------------------------------------------------------------------------------
Refinance-Cashout      823     13.31      63.25       85.24       358        1
-------------------------------------------------------------------------------
Refinance-Rate/Term    805     15.33      64.96       91.63       356        1
-------------------------------------------------------------------------------
Total:                 833     13.31%     72.96%     103.00%      359        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-------------------------------------------------------------------------------------
                                        Percent
              Number      Aggregate     of Loans    Average
                of         Current         by       Original    W.A.     Min.    W.A.
Property     Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Type           Loans       Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------
SFR             935     $149,213,835     61.91%     $159,795   6.512%    601     734
-------------------------------------------------------------------------------------
PUD Detach      119       26,402,781     10.95       222,054   6.489     632     731
-------------------------------------------------------------------------------------
Condo           141       22,899,938      9.50       162,520   6.464     607     734
-------------------------------------------------------------------------------------
2-Family        102       17,272,421      7.17       169,473   6.460     632     742
-------------------------------------------------------------------------------------
4-Family         33        8,707,334      3.61       264,020   6.434     645     731
-------------------------------------------------------------------------------------

----------------------------------------------------------------------

                                                         W.A.
              Max.     Min.       W.A.       Max.     Remaining   W.A.
Property      FICO   Original   Original   Original    Term to    Loan
Type         Score     LTV         LTV        LTV      Maturity    Age
----------------------------------------------------------------------
SFR           833     16.33%     73.20%     103.00%      358        1
----------------------------------------------------------------------
PUD Detach    810     27.74      76.12      103.00       359        1
----------------------------------------------------------------------
Condo         817     15.33      74.14      100.00       359        1
----------------------------------------------------------------------
2-Family      805     13.31      69.05       90.00       358        1
----------------------------------------------------------------------
4-Family      823     22.26      63.26       80.00       359        1
----------------------------------------------------------------------

-----------------------------------------------------------------------------------
PUD Attach        55       8,001,685      3.32     145,603   6.506     652     740
-----------------------------------------------------------------------------------
3-Family          21       5,823,991      2.42     277,577   6.506     631     721
-----------------------------------------------------------------------------------
Townhouse         17       1,876,509      0.78     110,451   6.452     664     744
-----------------------------------------------------------------------------------
Condotel           3         827,374      0.34     275,960   6.621     641     745
-----------------------------------------------------------------------------------
Total:         1,426    $241,025,867    100.00%   $169,208   6.498%    601     734
-----------------------------------------------------------------------------------

----------------------------------------------------------------------
PUD Attach    798     45.86      80.83      103.00       359        1
----------------------------------------------------------------------
3-Family      788     13.64      61.99       80.00       359        1
----------------------------------------------------------------------
Townhouse     804     37.04      77.24       90.00       353        1
----------------------------------------------------------------------
Condotel      778     65.00      70.98       80.00       359        1
----------------------------------------------------------------------
Total:        833     13.31%     72.96%     103.00%      359        1
----------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-------------------------------------------------------------------------------------
                                        Percent
              Number      Aggregate     of Loans     Average
                of         Current         by       Original    W.A.     Min.    W.A.
Occupancy    Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Status         Loans       Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------
Primary          660    $133,294,836      55.30%    $202,252   6.495%    613     731
-------------------------------------------------------------------------------------
Investor         734      99,699,282      41.36      135,919   6.470     601     739
-------------------------------------------------------------------------------------
Secondary         32       8,031,749       3.33      251,218   6.891     641     730
-------------------------------------------------------------------------------------
Total:         1,426    $241,025,867     100.00%    $169,208   6.498%    601     734
-------------------------------------------------------------------------------------

----------------------------------------------------------------------

                                                         W.A.
              Max.     Min.        W.A.      Max.     Remaining   W.A.
Occupancy     FICO   Original   Original   Original    Term to    Loan
Status       Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------
Primary       820      28.07%    75.86%     103.00%      359        1
----------------------------------------------------------------------
Investor      833      13.31     69.24       90.00       359        1
----------------------------------------------------------------------
Secondary     798      36.00     70.99       95.00       352        1
----------------------------------------------------------------------
Total:        833      13.31%    72.96%     103.00%      359        1
----------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

----------------------------------------------------------------------------------------
                                           Percent
                  Number     Aggregate     of Loans    Average
                    of        Current         by       Original    W.A.     Min.    W.A.
Geographic       Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
Distribution       Loans      Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
California           303    $84,466,654     35.04%     $279,257   6.514%    631     737
----------------------------------------------------------------------------------------
Florida              219     32,957,062     13.67       150,613   6.541     632     730
----------------------------------------------------------------------------------------
Texas                 97     11,798,978      4.90       121,730   6.447     613     727
----------------------------------------------------------------------------------------
Virginia              67      9,503,896      3.94       141,961   6.490     622     736
----------------------------------------------------------------------------------------
Maryland              50      9,381,121      3.89       187,761   6.455     652     721
----------------------------------------------------------------------------------------
Georgia               59      8,090,229      3.36       137,198   6.415     638     733
----------------------------------------------------------------------------------------
Illinois              41      7,773,406      3.23       189,748   6.494     659     737
----------------------------------------------------------------------------------------
North Carolina        54      5,895,181      2.45       109,248   6.500     652     731
----------------------------------------------------------------------------------------
Nevada                34      5,619,526      2.33       165,409   6.474     656     738
----------------------------------------------------------------------------------------
New York              17      4,411,080      1.83       259,668   6.522     679     733
----------------------------------------------------------------------------------------
Arizona               37      4,147,134      1.72       112,140   6.521     607     728
----------------------------------------------------------------------------------------
South Carolina        34      4,064,641      1.69       119,667   6.430     655     737
----------------------------------------------------------------------------------------
Tennessee             39      3,972,133      1.65       101,922   6.485     645     734
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------

                                                             W.A.
                  Max.     Min.       W.A.       Max.     Remaining   W.A.
Geographic        FICO   Original   Original   Original    Term to    Loan
Distribution     Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------
California        823     13.31%     65.10%      97.00%      358        1
--------------------------------------------------------------------------
Florida           833     25.00      75.30      103.00       358        1
--------------------------------------------------------------------------
Texas             806     58.62      82.09      103.00       358        1
--------------------------------------------------------------------------
Virginia          817     31.43      75.38      100.00       358        1
--------------------------------------------------------------------------
Maryland          810     43.10      79.32      103.00       359        1
--------------------------------------------------------------------------
Georgia           811     33.55      80.34      103.00       359        1
--------------------------------------------------------------------------
Illinois          797     34.62      76.88      100.00       359        1
--------------------------------------------------------------------------
North Carolina    803     23.26      75.13      100.00       359        1
--------------------------------------------------------------------------
Nevada            792     22.85      71.80      100.00       359        1
--------------------------------------------------------------------------
New York          795     36.00      69.71      100.00       359        1
--------------------------------------------------------------------------
Arizona           808     53.17      79.95      100.00       359        1
--------------------------------------------------------------------------
South Carolina    802     15.33      77.91      102.49       359        1
--------------------------------------------------------------------------
Tennessee         793     42.34      78.20      103.00       359        1
--------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Washington                  28       3,918,317      1.63       140,008   6.486     658     749
-----------------------------------------------------------------------------------------------
Michigan                    22       3,898,385      1.62       177,319   6.693     677     709
-----------------------------------------------------------------------------------------------
Pennsylvania                38       3,890,862      1.61       102,451   6.521     676     734
-----------------------------------------------------------------------------------------------
Missouri                    39       3,746,069      1.55        96,125   6.546     643     740
-----------------------------------------------------------------------------------------------
Colorado                    16       3,006,778      1.25       188,023   6.488     683     732
-----------------------------------------------------------------------------------------------
Hawaii                      11       2,802,608      1.16       254,970   6.097     638     740
-----------------------------------------------------------------------------------------------
District of Columbia        10       2,575,686      1.07       257,776   6.293     609     703
-----------------------------------------------------------------------------------------------
Other                      211      25,106,118     10.42       119,076   6.495     601     739
-----------------------------------------------------------------------------------------------
Total:                   1,426    $241,025,867    100.00%     $169,208   6.498%    601     734
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Washington              816     26.97      75.38       90.00       359        1
--------------------------------------------------------------------------------
Michigan                778     65.35      79.06       90.00       360        0
--------------------------------------------------------------------------------
Pennsylvania            798     51.18      81.61      103.00       359        1
--------------------------------------------------------------------------------
Missouri                806     51.85      79.41       90.98       359        1
--------------------------------------------------------------------------------
Colorado                816     35.63      76.70       80.00       360        0
--------------------------------------------------------------------------------
Hawaii                  813     27.51      66.64       80.00       359        1
--------------------------------------------------------------------------------
District of Columbia    799     44.78      76.38      103.00       359        1
--------------------------------------------------------------------------------
Other                   820     22.26      78.99      103.00       359        1
--------------------------------------------------------------------------------
Total:                  833     13.31%     72.96%     103.00%      359        1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

----------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average
                         of         Current         by       Original    W.A.     Min.    W.A.
                      Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
County Distribution     Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
LOS ANGELES ,CA            97    $ 27,014,149     11.21%     $279,503   6.472%    632     735
----------------------------------------------------------------------------------------------
SAN DIEGO ,CA              30      12,121,067      5.03       404,326   6.765     641     749
----------------------------------------------------------------------------------------------
ORANGE ,CA                 24       7,294,141      3.03       304,314   6.471     651     717
----------------------------------------------------------------------------------------------
BROWARD ,FL                36       6,232,424      2.59       173,244   6.511     652     730
----------------------------------------------------------------------------------------------
COOK ,IL                   27       5,683,864      2.36       210,680   6.475     683     741
----------------------------------------------------------------------------------------------
CLARK ,NV                  27       4,347,800      1.80       161,171   6.492     669     741
----------------------------------------------------------------------------------------------
DADE ,FL                   30       4,215,609      1.75       140,617   6.472     641     728
----------------------------------------------------------------------------------------------
SAN FRANCISCO ,CA           6       4,010,598      1.66       669,083   6.284     680     734
----------------------------------------------------------------------------------------------
SAN BERNARDINO ,CA         18       3,396,006      1.41       188,779   6.368     661     728
----------------------------------------------------------------------------------------------
SANTA CLARA ,CA             9       3,042,394      1.26       338,354   6.617     695     743
----------------------------------------------------------------------------------------------
Other                   1,122     163,667,814     67.90       145,982   6.490     601     734
----------------------------------------------------------------------------------------------
Total:                  1,426    $241,025,867    100.00%     $169,208   6.498%    601     734
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
County Distribution   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
LOS ANGELES ,CA        823     25.12%     65.78%      97.00%      358        1
-------------------------------------------------------------------------------
SAN DIEGO ,CA          814     13.64      60.34       80.00       359        1
-------------------------------------------------------------------------------
ORANGE ,CA             811     13.31      56.49       80.00       358        1
-------------------------------------------------------------------------------
BROWARD ,FL            801     42.26      78.54      103.00       359        1
-------------------------------------------------------------------------------
COOK ,IL               793     34.62      75.48      100.00       359        1
-------------------------------------------------------------------------------
CLARK ,NV              792     22.85      71.24      100.00       359        1
-------------------------------------------------------------------------------
DADE ,FL               798     25.00      74.06       97.00       359        1
-------------------------------------------------------------------------------
SAN FRANCISCO ,CA      794     49.48      68.58       80.00       359        1
-------------------------------------------------------------------------------
SAN BERNARDINO ,CA     799     54.58      76.07       90.00       358        1
-------------------------------------------------------------------------------
SANTA CLARA ,CA        794     22.42      60.22       79.00       359        1
-------------------------------------------------------------------------------
Other                  833     15.33      75.81      103.00       359        1
-------------------------------------------------------------------------------
Total:                 833     13.31%     72.96%     103.00%      359        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-------------------------------------------------------------------------------------
                                        Percent
                 Number    Aggregate    of Loans    Average
                   of       Current        by       Original    W.A.     Min.    W.A.
                Mortgage   Principal   Principal   Principal    Gross    FICO    FICO
Original LTV      Loans     Balance     Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------
10.01 - 15.00      2        $349,000     0.14%      $174,500    6.286%    709     743
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------

                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
10.01 - 15.00    788      13.31%     13.45%     13.64%      360        0
-------------------------------------------------------------------------

------------------------------------------------------------------------------------------
15.01 - 20.00           3         221,848      0.09        73,993   6.391     702     782
------------------------------------------------------------------------------------------
20.01 - 25.00           7         728,600      0.30       104,121   6.511     732     756
------------------------------------------------------------------------------------------
25.01 - 30.00          13       2,707,334      1.12       208,452   6.471     632     755
------------------------------------------------------------------------------------------
30.01 - 35.00          15       1,965,711      0.82       131,118   6.397     651     732
------------------------------------------------------------------------------------------
35.01 - 40.00          22       3,123,871      1.30       142,153   6.489     641     746
------------------------------------------------------------------------------------------
40.01 - 45.00          23       4,904,526      2.03       213,421   6.522     645     723
------------------------------------------------------------------------------------------
45.01 - 50.00          33       8,344,383      3.46       253,159   6.539     638     739
------------------------------------------------------------------------------------------
50.01 - 55.00          46       8,251,552      3.42       179,592   6.428     651     734
------------------------------------------------------------------------------------------
55.01 - 60.00          45      12,321,585      5.11       274,079   6.462     624     743
------------------------------------------------------------------------------------------
60.01 - 65.00          55      12,914,931      5.36       235,019   6.458     622     751
------------------------------------------------------------------------------------------
65.01 - 70.00         133      23,598,407      9.79       177,553   6.500     607     725
------------------------------------------------------------------------------------------
70.01 - 75.00         119      25,382,350     10.53       213,466   6.488     601     728
------------------------------------------------------------------------------------------
75.01 - 80.00         677     107,663,680     44.67       159,252   6.508     613     733
------------------------------------------------------------------------------------------
80.01 - 85.00          22       2,645,085      1.10       120,302   6.437     661     746
------------------------------------------------------------------------------------------
85.01 - 90.00         129      15,173,354      6.30       117,714   6.533     655     735
------------------------------------------------------------------------------------------
90.01 - 95.00           6         988,733      0.41       164,943   6.243     687     733
------------------------------------------------------------------------------------------
95.01 - 100.00         43       5,145,164      2.13       119,742   6.474     640     716
------------------------------------------------------------------------------------------
100.01 - 105.00        33       4,595,752      1.91       139,441   6.619     702     750
------------------------------------------------------------------------------------------
Total:              1,426    $241,025,867    100.00%     $169,208   6.498%    601     734
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
15.01 - 20.00      812      15.33      16.61      18.88       359        1
---------------------------------------------------------------------------
20.01 - 25.00      794      20.65      23.19      25.00       360        0
---------------------------------------------------------------------------
25.01 - 30.00      804      25.12      27.70      28.65       359        1
---------------------------------------------------------------------------
30.01 - 35.00      805      30.26      32.93      34.73       359        1
---------------------------------------------------------------------------
35.01 - 40.00      816      35.22      37.08      39.54       356        0
---------------------------------------------------------------------------
40.01 - 45.00      793      40.35      42.61      45.00       359        1
---------------------------------------------------------------------------
45.01 - 50.00      823      45.25      47.62      50.00       359        1
---------------------------------------------------------------------------
50.01 - 55.00      816      50.14      53.22      55.00       359        1
---------------------------------------------------------------------------
55.01 - 60.00      803      55.05      58.12      60.00       358        1
---------------------------------------------------------------------------
60.01 - 65.00      814      60.17      63.21      65.00       359        1
---------------------------------------------------------------------------
65.01 - 70.00      808      65.01      68.47      70.00       359        1
---------------------------------------------------------------------------
70.01 - 75.00      813      70.25      73.85      75.00       357        1
---------------------------------------------------------------------------
75.01 - 80.00      833      75.24      79.72      80.00       359        1
---------------------------------------------------------------------------
80.01 - 85.00      804      80.75      84.42      85.00       359        1
---------------------------------------------------------------------------
85.01 - 90.00      827      85.24      89.72      90.00       359        1
---------------------------------------------------------------------------
90.01 - 95.00      761      90.90      92.31      95.00       323        1
---------------------------------------------------------------------------
95.01 - 100.00     811      96.26      98.39     100.00       359        1
---------------------------------------------------------------------------
100.01 - 105.00    810     101.22     102.57     103.00       359        1
---------------------------------------------------------------------------
Total:             833      13.31%     72.96%    103.00%      359        1
---------------------------------------------------------------------------

W.A.: 72.96%
Lowest: 13.31%
Highest: 103.00%

--------------------------------------------------------------------------------

11. Original Term

-----------------------------------------------------------------------------------
                                      Percent
            Number      Aggregate     of Loans    Average
              of         Current         by       Original    W.A.     Min.    W.A.
Original   Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Term         Loans       Balance      Balance     Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------
240              2    $    761,217      0.32%     $381,925   6.100%    666     699
-----------------------------------------------------------------------------------
300              9       1,062,504      0.44       118,176   6.440     652     723
-----------------------------------------------------------------------------------
360          1,415     239,202,146     99.24       169,232   6.499     601     734
-----------------------------------------------------------------------------------
Total:       1,426    $241,025,867    100.00%     $169,208   6.498%    601     734
-----------------------------------------------------------------------------------

--------------------------------------------------------------------

                                                       W.A.
            Max.     Min.       W.A.       Max.     Remaining   W.A.
Original    FICO   Original   Original   Original    Term to    Loan
Term       Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------
240         749     71.77%     79.41%      90.90%      238        2
--------------------------------------------------------------------
300         790     37.04      61.57       80.00       299        1
--------------------------------------------------------------------
360         833     13.31      72.99      103.00       359        1
--------------------------------------------------------------------
Total:      833     13.31%     72.96%     103.00%      359        1
--------------------------------------------------------------------

W.A.: 359.4 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC


--------------------------------------------------------------------------------

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